Exhibit 10.38

GOLD HILLS MINING, LTD.

STOCK CONVERSION AGREEMENT

Notice of Conversion

Holder                                                                                                                         (the “Holder”)

Date of Note                                                                                                                  (the “Note”)

Total Note Principal

Total Note Interest as of date hereof

Conversion Price per Share     *$.10 (Ten Cents) Per Share* (the “Conversion Price”)

Number of Conversion Shares

THIS STOCK CONVERSION AGREEMENT (this “Agreement”), dated as of date set forth on the signature page hereof, by and between the Holder and Gold Hills Mining. Ltd. (the “Company”). The Holder and the Company are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Holder has made, or acquired from third parties, that certain Note issued by the Company; and

WHEREAS, the Holder now desires to convert such Note into shares of the Common Stock of the Company, par value $.00001 per share (“the Common Stock”).

NOW THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder agree as follows:

1.                  Conversion. The Holder hereby agrees that the Note described above from the Company to the Holder shall be converted into shares of the Common Stock of the Company (“Shares”) at the Conversion Price per share set forth above (the “Conversion”).

CONVERSION AGREEMENT

2.             Holder’s Representations.  The Holder represents and warrants as follows:

(a)                The Holder acknowledges and agrees that the Company shall, and shall instruct its transfer agent to, refuse to register any transfer of the Shares not made pursuant to registration under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an available exemption from registration required under the Securities Act.

(b)               The Holder understands and acknowledges that the Shares have not been registered under the Securities Act and are being issued to the Holder in reliance upon the exemptions provided in Regulation D of the Securities Act and the Rules and Regulations adopted thereunder.  Accordingly, the Shares may not be offered or sold unless the Shares are registered under the Securities Act, or an exemption from the regulation requirements is available.  Hedging transactions involving the Shares may not be conducted unless in compliance with the Securities Act.

(c)                The Holder understands that the Company is under no obligation to register the Shares under the Securities Act, or to assist the Holder in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.  The Holder understands that the Shares must be held indefinitely unless the Shares are registered under the Securities Act or an exemption from registration is available.  The Holder acknowledges that the officers of the Holder have been advised of the limitation of Rule 144 promulgated under the Securities Act (“Rule 144”), and that the Holder has been advised that Rule 144 permits resales only under certain circumstances.  The Holder understands that it will be unable to sell or trade any of the Shares without either registration under the Securities Act or the availability of exemption from registration.

(d)               The Holder acknowledges its understanding that the Conversion is intended to be exempt from registration under Regulation D promulgated under the Securities Act.  In furtherance thereof, in addition to the other representations and warranties of the Holder made herein, nothing herein shall construe the Holder as a distributor acting on behalf of the Company with respect to further distribution of the Shares issued to the Holder.

(e)                The Holder expressly affirms and certifies the validity of the following acknowledgments, representations and warranties for the benefit of the Company with the intent that the same may be relied upon in determining the suitability of the Holder as a qualified purchaser and transferee of Shares:

(i)                 In At the time the Holder was offered the Shares, it was, and as of the date hereof it is either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act, or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  The Holder is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and the Holder is not a broker-dealer, nor an affiliate of a broker-dealer.

CONVERSION AGREEMENT

(ii)               The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  The Holder is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(iii)             The Holder is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(iv)             The Shares will be acquired solely for the account of the Holder, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof and with no present intention of distributing or reselling any part of the Shares, provided, however, the Holder reserves the right to sell or transfer the Shares at the Holder’s discretion at any time if made in compliance with the requirements prescribed by applicable law.

(v)               The Holder agrees not to sell, pledge, transfer, dispose of, or otherwise deal with or engage in hedging transactions involving, its Shares or any portion thereof except as otherwise permitted herein, unless and until counsel for the Company shall have determined that the intended disposition or action is permissible and does not violate the Securities Act or any applicable state securities laws, or the rules and regulations thereunder.

(vi)             The Holder’s jurisdiction of principal place of business and corporate domicile, as set forth on the signature page hereto is true and correct.

(vii)           The Holder is not the issuer of the Shares, or a distributor, dealer or an affiliate of the issuer, distributor or a dealer.  The Holder is not receiving a selling concession, fee or other remuneration in respect of the Shares received by the Holder.

(f)             The Holder agrees that any certificates representing the Shares shall contain an appropriate legend reflecting that they were issued pursuant to Regulation D, which shall be substantially similar to the following:

CONVERSION AGREEMENT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN  REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

(g)               The Holder agrees to fully comply with all applicable securities laws and not to trade at any time in any securities of the Company on the basis of material non-public information and will not disclose any confidential transactions involving the Company to any third parties, other than to authorized representatives of the Holder who shall be under strict instructions not to make any further disclosures to any other persons.

(h)               All representations, warranties and covenants contained in this Agreement shall survive the date hereof and remain in full force and effect without termination.

(i)                 As a condition of the Conversion, the Holder agrees to execute and deliver such additional representations and warranties as are reasonably requested by the Company, including, supplemental Regulation D Representations if necessary, in order to assure compliance with all applicable securities laws.

(j)                 The Holder has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and has obtained all consents and approvals, and, to the best of its knowledge, made all registrations required in connection herewith.

(k)               This Agreement and any documents to be executed and delivered in connection herewith have been duly authorized by the Holder, are valid and enforceable against the Holder in accordance with their terms and are not in contravention of any law, rule, regulation or agreement by which the Holder is bound.

CONVERSION AGREEMENT

(l)                 No person has been authorized to give any information or to make any representation and any decision to exercise the Conversion into the Shares may be based solely on information contained in the Company’s publicly available documents filed by the Company with the U.S. Securities & Exchange Commission.  Investing in Company securities involves substantial risks and all Holders should refer to the risk factors set forth in the publicly available Company documents filed with the U.S. Securities & Exchange Commission and thoroughly review such documents prior to making any determination regarding investment in Company securities.

(m)             (i) The Holder has the financial ability to bear the economic risk of his investment; (ii) the Holder has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; (iii) the Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares;  (iv) the Holder represents it has not been organized for the purpose of acquiring the Shares; and (v) the Holder has been provided an opportunity for a reasonable period of time prior to the date of signature by the Holder of this Agreement to obtain additional information concerning the Conversion of the Note into the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(n)               The Holder is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment.  The Holder has relied solely on its own judgment and its own respective advisors in making an investment determination.  The Holder acknowledges and agrees that the proceeds of the Agreement under this Agreement may be used for any and all general corporate purposes of the Company to the full extent permitted by law at any time and for any reason following the Closing without conditions, qualifications, restrictions or limitations of any nature or kind.

(o)               The Holder has carefully read and has relied solely upon the information contained in the publicly available Company documents filed with the U.S. Securities & Exchange Commission prior to making an investment determination with respect to the Shares.  The Holder has not relied upon any non-public literature, and no oral representations or warranties have been made to the Holder or persons representing the Holder by the Company or any other person which are inconsistent with the publicly available Company documents filed with the U.S. Securities & Exchange Commission.  In subscribing for the Shares the Holder is not relying upon any representations other than those contained herein.  Copies of all documents filed by the Company with the U.S. Securities & Exchange Commission may be obtained at www.sec.gov.

(p)               The Holder understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment and the Holder can sustain such loss. The Holder understands that the Conversion Price of the Shares bear no relation to the assets, book value or net worth of the Company and were determined at the sole discretion of the Company. The Holder further understands that there may be dilution of his or its investment in the Shares of the Company.

CONVERSION AGREEMENT

(q)               The Holder's overall commitment to investments which are not readily marketable is not disproportionate to the Holder's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.  The Holder represents and warrants to the Company that the consideration tendered by the Holder to the Company are not and will not be directly or indirectly derived from activities that may contravene federal, state and international laws and regulations, including anti-money laundering laws under the U.S. Treasury Department’s Office of Foreign Asset Control (“OFAC”).  The OFAC prohibits, among other things, the engagement in transactions with, and the provisions of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website.1  The Holder hereby represents and warrants, to the best of its knowledge, that none of the Holder, any person controlling, controlled by, or under common control with, the Holder, any person having a beneficial interest in the Holder, or any person for whom the Holder is acting as agent or nominee in connection with this investment is: a country, territory, individual or entity named on an OFAC list, or is an individual or entity that resides or has a place of business in a country or territory named on such lists,  a senior foreign political figure2, or any immediate family member3 or close associate4 of a senior foreign political figure within the meaning of the U.S. Department of Treasury’s Guidance on Enhanced Scrutiny for Transactions That May Involve the Proceeds of Foreign Official Corruption5 and as referenced in the USA Patriot Act of 2001;6 or a "foreign shell bank"7 and does not transact business with a "foreign shell bank." The Holder agrees to promptly notify the Company should the Holder become aware of any change in the information set forth in these representations.  The Holder  understands that, by law, the Company may be obligated to "freeze the account" of such Holder, either by prohibiting additional amounts, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Company may also be required to report such action and to disclose the Holder’s identity to OFAC. The Holder understands that the Company may not accept any contributed amounts from the Holder if the Holder cannot make the representation set forth above and the Company may return any amounts to Holder if the information provided to the Company is incomplete or is deemed suspicious.  The Holder represents and warrants that the acceptance of the Holder's Agreement together with the appropriate remittance will not breach any applicable anti-money laundering rules and regulations.  The Holder undertakes to provide verification of its identity reasonably satisfactory (on a confidential basis), to the Company and/or any entity acting on the Company’s behalf in respect of the acceptance of Agreement s, promptly on request.

(r)                 The Holder is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment; (ii) made any recommendation or endorsement of the Shares or the Company; or (iii) guaranteed or insured any investment in the Shares or any investment made by the Company.

1  The Holder should check the U.S. Treasury Department’s Office of Foreign Assets Control website at http://www.treas.gov/ofac before making the representations.

2  A “senior foreign political figure” is defined as a current or former official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation.  In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3  “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4  A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

5  Please see http://www.federalreserve.gov/boarddocs/srletters/2001/sr0103a1.pdf for a more extensive discussion of the referenced terms and definitions.

6  The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. I. No. 107-56 (2001).

7   A “foreign shell bank” is a foreign bank that does not have a physical presence in any country.

CONVERSION AGREEMENT

(s)                The Holder acknowledges that the conversion of the Note into the Shares is intended to be exempt from registration under the Securities Act; (i) The Holder acknowledges that the basis for the exemption from registration of the Shares may not be present if, notwithstanding such representations, the Holder is merely acquiring the Shares for a short term fixed or short determinable period in the future for less than one year, or for a market rise, or for sale if the market does not rise, provided, however, the Holder reserves the right to make decisions regarding disposition of the Shares at its own discretion; (ii) the Holder has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; (iii) the Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares;  (iv) the Holder represents it has not been organized for the purpose of acquiring the Shares; and (v) the Holder has been provided an opportunity for a reasonable period of time prior to the date of signature by the Holder of this Agreement to obtain additional information concerning the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

3.         Company’s Representations. The Company hereby represents and warrants to the Holder that:

            (a)        The Company has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and has obtained all consents and approvals, and, to the best of its knowledge, made all registrations required in connection herewith.

            (b)        This Agreement and any documents to be executed and delivered in connection herewith have been duly authorized by the Company, are valid and enforceable against the Company in accordance with their terms and are not in contravention of any law, rule, regulation or agreement by which the Company is bound.

4.         Irrevocable. The Parties acknowledge, represent and warrant to each other that neither Party has made any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement and the conversion of the Note contemplated hereby is irrevocable.

5.        Indemnities.

            (a)        The Holder agrees to indemnify, defend and hold the Company and its officers, directors, employees, agents, partners and controlling persons and their successors, assigns (collectively, the “Company Indemnitees”) harmless from and against any and all expenses, losses, claims, damages and liabilities which are incurred by or threatened against the Company Indemnitees, or any of them, including without limitation attorneys' fees and expenses, caused by, or in any way resulting from or relating to: (i) the Holder’s breach of any of the representations, warranties, covenants or agreements of the Holder set forth in this Agreement.

CONVERSION AGREEMENT

            (b)        The Company agrees to indemnify, defend and hold the Holder and its officers, directors, employees, agents, partners and controlling persons and their successors, assigns (collectively, the “Holder Indemnitees”) harmless from and against any and all expenses, losses, claims, damages and liabilities which are incurred by or threatened against the Holder Indemnitees, or any of them, including without limitation attorneys' fees and expenses, caused by, or in any way resulting from or relating to: (i) the Company’s breach of any of the representations, warranties, covenants or agreements of the Company set forth in this Agreement.

6.         Costs and Fees. Except as otherwise expressly provided for herein, each Party shall bear its own costs and expenses, including but not limited to attorneys' fees and expenses, in connection with the closing of the transactions contemplated hereby.

7.        Filings and Further Assurances. Each of the Parties hereto agrees, at its own cost and expense, to execute and deliver, or to cause to be executed and delivered, all such instruments (including all necessary endorsements) and to take all such action as the other Party may reasonably request in order to effectuate the intent and purposes of, and to carry out the terms of this Agreement.

8.           Entire Agreement. This Agreement constitutes the complete agreement of the Parties with respect to the subject matters referred to herein and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect thereto, all of which have become merged and finally integrated into this Agreement. This Agreement cannot be amended, modified or supplemented except by an instrument in writing executed by both Parties.  Without limiting the foregoing, the Holder expressly acknowledges and agrees that any and all rights as a creditor of the Company with respect to the Note shall definitively and irrevocably terminate as of the date hereof and the Note is forever extinguished hereby.

9.          Notices, Payments and Deliveries. Notices shall be given by certified or registered mail or personally or by courier at the respective addresses set forth on the signature page hereto.

10.       Miscellaneous. The terms of this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. All representations and warranties made herein shall survive the execution and delivery of this Agreement. This Agreement may be executed in counterparts or by facsimile signature, each of which when so executed by fax, scan or any other means of electronic reproduction shall be an original, for all purposes, and all such counterparts shall together constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts of laws provisions thereof. Each party to this Agreement hereby irrevocably consents to the jurisdiction of the United States Court for the Southern District of New York and the Supreme Court of the State of New York, County of New York in any action to enforce, interpret or construe any provision of this Agreement or of any other agreement or document delivered in connection with this Agreement, and also hereby irrevocably waives any defense of improper venue, forum non conveniens or lack of personal jurisdiction to any such action brought in those courts. Each Party further irrevocably agrees that any action to enforce, interpret or construe any provision of this Agreement will be brought only in one of those courts.  Each Party has participated in the negotiation of this Agreement and nothing herein shall be construed against either Party as the draftsperson.  There are no third party beneficiaries.

CONVERSION AGREEMENT

[Signature Page to Follow]

CONVERSION AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed and delivered this Conversion Notice as of the date set forth below.

Dated:

Holder:

                                                By:

                                                      Name:

                                                      Title:

                                                                              Address:

                                                            GOLD HILLS MINING, LTD.

By:

                                                      Name:

Title:

Address:    100 Wall Street, 10th Floor

                  New York, NY 10005